UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2005

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)	90064-1021 (Zip Code)
Registrant’s telephone number, including area code: (310) 893-1600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1
Exhibit 99.1
Exhibit 99.2

Item 1.01 Entry into a Material Definitive Agreement.
On July 26, 2005, the Board of Directors approved increases to the fees paid to non-employee directors as set forth in the summary chart filed as Exhibit 10.1 to this Form 8-K. The increased fees were approved after review and consideration of an outside director compensation study prepared for the Nominating and Governance Committee by Hewitt Associates. The study used the same group of comparative companies used for the Company’s executive compensation study. The increased fees are 4% above the comparative companies’ average. Consideration was also given to the increased time and responsibilities associated with being a director of a public company and a member of its various standing committees.
Item 2.02 Results of Operations and Financial Condition
On July 28, 2005, Teledyne Technologies Incorporated issued a press release with respect to its second quarter 2005 financial results. That press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	Effective July 26, 2005, Diane C. Creel resigned from the Board of Directors of Teledyne Technologies due to outstanding personal commitments and scheduling conflicts. A copy of the Press Release announcing her resignation is filed as Exhibit 99.2 to this Form 8-K. In accordance with its By-laws, in light of Ms. Creel’s resignation, the Board reduced the number of directors to eight. Director Michael T. Smith succeeded Ms. Creel as Chair of the Company’s Nominating and Governance Committee.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 10.1 Summary Chart Board and Committee Fees for Non-Employee Directors
Exhibit 99.1 Press release dated July 28, 2005
Exhibit 99.2 Press release dated July 27, 2005

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Vice President and Chief Financial Officer

Dated: July 28, 2005

EXHIBIT INDEX

Description
Exhibit 10.1	Summary Chart Board and Committee Fees for Non-Employee Directors

Exhibit 99.1	Teledyne Technologies Incorporated Press Release dated July 28, 2005

Exhibit 99.2	Teledyne Technologies Incorporated Press Release dated July 27, 2005